EXHIBIT 99.2

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of  July 29, 2009 (this “Agreement”) is entered into by and among Patient Safety Technologies, Inc., a Delaware corporation (“Company”), and the other persons whose names appear on the signature pages attached hereto (each an “Investor”, and collectively, the “Investors”).

RECITALS

1.           Each of the Investors is a holder of one or more warrants (the “Warrants”) to purchase shares of Common Stock of the Company (the “Warrant Shares”).  The Warrants are exercisable at various strike prices that exceed the current trading price of the Company’s Common Stock (the “Common Stock”).

2.           The Investors wish to purchase from the Company, and the Company wishes to issue and sell to such Investors, certain additional shares of Common Stock of the Company.

3.           In connection with such sale of Common Stock, and in order to enhance the liquidity of the Investors’ holdings and reduce the number of Warrants outstanding, the Company and the Investors wish to cause the Warrants to be tendered to the Company for cancellation, as partial consideration for the shares of Common Stock to be purchased by Investors.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.      Subscription.  Subject to the terms and conditions hereof the Company and each Investor, severally and not jointly, agree as follows:

(a)           Subscribed Shares:  The Investor hereby subscribes for the aggregate number of shares of Common Stock set forth under the caption “Purchased Shares” on the applicable signature page attached hereto, for a purchase price of $0.86 per Purchased Share.  The aggregate purchase price for the Purchased Shares is the amount indicated under the caption “Total Purchase Price” on the applicable signature page attached hereto.

(b)           Purchase Consideration: The Total Purchase Price shall be paid by each Investor as follows: (1) by payment of a cash purchase price set forth under the caption “Cash Purchase Price” on the applicable signature page hereto, and (2) by tendering to the Company for cancellation the Warrants held by the Investor described under the caption “Investor Warrants” on the applicable signature page attached hereto.

(c)           Delivery.  The sale and purchase of the Purchased Shares shall take place at one or more closings (each, a “Closing”) to be held at such place and time as the Company and the Investors participating in such Closing may determine (the “Closing Date”).  At each such Closing, the Company shall issue to each of the Investors participating in such Closing a stock certificate representing the number of Purchased Shares subscribed for by such Investor, against such Investor’s tender of all Warrants held by such Investor (or, if such Warrants cannot be located by the Investor, such Investor shall tender a Lost Instrument Affidavit in a form provided by the Company), and payment of the Cash Purchase Price by check or wire transfer in accordance with the Company’s instructions.

(d)           Termination of Obligations under Warrants.  Each Investor understands and agrees that all obligations of the Company pursuant such Investor’s Warrants shall terminate and shall be without any further force of effect upon the applicable Closing.  Such obligations of the Company terminated, cancelled and released upon the Closing include, without limitation, (i) any and all obligations to issue shares of Common Stock upon exercise or conversion of such Warrants, and (ii) any claims, obligations or other liabilities of the Company which may have accrued or which may in the future have accrued, pursuant to such Warrants.

(e)           Lost Warrants.  In the event that any Investor is unable to locate or retrieve any Warrant and tender such Warrant at the Closing, such Investor shall execute and deliver a Lost Instrument Affidavit in a form provided by the Company certifying that such Warrant cannot be located and indemnifying the Company a against any claim or loss arising out of failure to tender such Warrant.

(f)           Company’s Right to Reject Subscriptions and/or Terminate Offering.  Notwithstanding anything in this agreement or in any document or instrument delivered pursuant hereto, the Company shall have the right in it sole discretion, upon notice to each applicable Investor, at any time prior to the applicable Closing, to: (i) reject such Investor’s subscription in whole or in part, and (ii) to terminate the offering of Purchased Shares effected pursuant hereto.

2.      Representations and Warranties of Company. Except as set forth in the Disclosure Letter delivered to the Investors concurrently herewith (the “Disclosure Letter”), which Disclosure Letter shall be deemed a part hereof and shall qualify any representation or otherwise made herein, the Company hereby makes the following representations and warranties to each Investor:

(a)        Subsidiaries.  The Company has one Subsidiary, SurgiCount Medical, Inc., a California corporation.  The Company owns, directly or indirectly, all of the capital stock or other equity Purchased Shares of the Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)        Organization and Qualification.  Each of the Company and the Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor the Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no action, claim, suit, investigation or proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)        Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the this Agreement and otherwise to carry out its obligations hereunder  The execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)        No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the other transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or the Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or the Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or the Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)        Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) filings required pursuant to Section 4.6, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)         Issuance of Securities.  The Purchased Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in this Agreement.

(g)        Capitalization.  The capitalization of the Company is as set forth in Section 2.1(g) of the Disclosure Letter.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.  Except as a result of the purchase and sale of the Purchased Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Purchased Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)        SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)         Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash, other than dividends related to the Company’s Series A Preferred Stock, or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans, compensation arrangements, or pursuant to a private placement of securities.

3.      Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to Company upon the acquisition of the Purchased Shares, as follows:

(a)           Binding Obligation. Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  Each of this Agreement executed by such Investor is a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.  The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Investor.

(b)           No Transfer or Assignment of Securities or Claims.  Such Investor has not sold, assigned, transferred or exercised any of the Warrants issued to Investor, and has not transferred or assigned any claim, right or interest associated therewith.

(c)           Investment Intent; Capacity to Protect Purchased Shares.  The Investor is purchasing the Purchased Shares solely for its own account for investment and not with a view to or for sale in connection with any distribution of the Purchased Shares or any portion thereof, and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Purchased Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act.  The Investor also represents that the entire legal and beneficial interest of the Purchased Shares is being purchased, and will be held, for the Investor’s account only, and neither in whole or in part for any other person.

(d)           Accredited Investor. The Investor is an “accredited investor” within the meaning of Rule 501 under the Act.

(e)           Information Concerning Company.  The Investor has heretofore discussed the Company’s plans, operations and financial condition with the Company’s and the Company’s officers and has heretofore received all such information as the Investor has deemed necessary and appropriate to enable the Investor to evaluate the financial risk inherent in making an investment in the Purchased Shares, and the Investor has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(f)           Economic Risk. The Investor realizes that the purchase of the Purchased Shares will be a highly speculative investment and involves a high degree of risk, and the Investor is able, without impairing the Investor’s financial condition, to hold the Purchased Shares for an indefinite period of time and to suffer a complete loss on its investment.

(g)           Risk Factor Disclosure.  Investor has reviewed the Risk Factor Disclosure memorandum attached hereto as Exhibit A describing some of the risks associated with an investment in the equity Purchased Shares of the Company and the risks associated with the Company’s business.  Investor has further reviewed the Company’s SEC Reports, including without limitation the additional risk factor disclosure contained therein..

(h)           Advice of Counsel and Tax Advisors.  The Investor has obtained, or has had the opportunity to obtain, the advice of independent legal and tax counsel with respect to this Agreement and all legal and tax matters relating hereto or arising in connection herewith.

(i)           Restricted Securities.  The Investor understands and acknowledges that:

(i)           The Purchased Shares have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Investors’ investment intent as expressed herein. The Investor understands that, in the view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if the Investor’s representations were predicated solely upon a present intention to hold the Purchased Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Purchased Shares, or for a period of one (1) year or any other fixed period in the future; and

(ii)           The Purchased Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is otherwise available.  The Investor further acknowledges and understands that the Company is under no obligation to register the Purchased Shares.  In addition, the Investor understands that any certificate or certificates evidencing the Purchased Shares will be imprinted with a legend which prohibits the transfer of the Purchased Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

4.      Miscellaneous.

(a)           Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of both Company and Investors constituting a majority in interest of the Purchased Shares subscribed for under this Agreement (a “Majority in Interest”).

(b)           Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(c)           Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d)           Successors and Assigns. The rights and obligations of Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e)           Assignment by Company. The rights, Purchased Shares or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by any party without the prior written consent of both Company and of a Majority in Interest.

(f)           Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(g)           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person

Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows:  (i) if to a Investor, at such Investor’s address or facsimile number set forth in the Schedule of Investors attached as Schedule I, or at such other address as such Investor shall have furnished Company in writing, or (ii) if to Company, at 43460 Ridge Park Drive, Suite 140, Temecula, CA  92590, Attention:  President, Facsimile: ___________, or at such other address or facsimile number as Company shall have furnished to the Investors in writing.  All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

(h)           Expenses. Each party shall be responsible for its own fees and expenses, incurred in connection with the preparation, execution and delivery of this Agreement and the other Transaction  Documents.

(i)           Waiver of Jury Trial.  In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

(j)           Separability of Agreements; Severability of this Agreement. Company’s agreement with each of the Investors is a separate agreement and the sale of Purchased Shares to each of the Investors is a separate sale.  Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors.  Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors.  If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(k)           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

Patient Safety Technologies, Inc.
a Delaware corporation

By:
Signature
Name:
Title:

[PURCHASER SIGNATURE PAGES TO PST PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

SSC No. or EIN for Purchaser:

Email Address of Purchaser:

Facsimile Number of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser

(if not same as address for notice):

Shares Subscribed

No. of Purchased Shares

Cash Consideration

Cash Purchase Price		$

Investor Warrants

Date	No. of Shares	Strike Price

Total Purchase Price		$